Modern Capital Tactical Income Fund

A series of the
Modern Capital Funds Trust

 Class A Shares: MCTOX
Class ADV Shares: MCTDX

SUMMARY PROSPECTUS

July 29, 2025 (as revised March 16, 2026)

Before you invest, you may want to review the Prospectus of the Modern Capital Tactical Opportunities Fund (the “Fund”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.moderncap.com/assetmanagement/funds. You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com. The Fund’s Prospectus and Statement of Additional Information dated July 29, 2025 and as revised March 16, 2026, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY
MODERN CAPITAL Tactical Income Fund

Investment Objective: The Modern Capital Tactical Income Fund’s (the “Fund”) investment objective is to provide income and capital gains.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled How to Buy Shares on page 22 of the Fund’s Prospectus and in Purchase and Redemption of Shares on page 42 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class ADV
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None
Redemption Fee (as a % of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class ADV
Management Fees	0.60%	0.60%
Distribution Fees	None	None
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.63%	0.61%
Acquired Fund Fees and Expenses[1]	2.12%	2.12%
Total Annual Fund Operating Expenses	3.60%	3.58%
Fee Waiver and Reimbursement[2]	0.43%	0.43%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	3.17%	3.15%

[1]	The acquired fund fees and expenses are the indirect costs of investing in other investment companies. The acquired fund fees and expenses are estimated.

[2]	Modern Capital Management Co., the adviser to the Fund, (the “Adviser”) and Modern Capital Funds Trust (the “Trust”) on behalf of the Fund have entered into an expense limitation agreement whereby the Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses, including the adviser's management fee (exclusive of (i) brokerage fees and commissions; (ii) shareholder servicing fees; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; (v) specialized pricing services and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Trust officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) in order to limit annual Fund operating expenses to 0.90%, and 0.90% for Class A shares, and Class ADV shares, respectively. These expense limitations will remain in effect until at least July 29, 2026. This agreement may be terminated by the Trusts’ Board of Trustees (the “Board”) upon written notice to the Adviser. The agreement may not be terminated by the Adviser without consent of the Board. The Adviser will be permitted to recover fees and expenses it has borne, within three years after the fees were waived or expenses reimbursed, only to the extent that the Funds’ expenses do not exceed the lesser of (1) the expense limit in effect at the time the adviser waives or limits the fees and (2) the expense limit in effect at the time the Adviser recovers fees.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through July 29, 2026. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$820	$1,563	$2,328	$4,335
Class ADV	$318	$1,058	$1,818	$3,817

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year ended March 31, 2025, the Fund’s portfolio turnover rate was 916% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser seeks to achieve the investment objective of the Fund by tactically investing long primarily in publicly traded closed-end funds, domestic or foreign common stocks, exchange-traded funds (“ETFs”), sponsored American Depositary Receipts (“ADRs”), and debt instruments. The tactical investment strategy and closed-end fund sub-strategy are discussed in more detail below. The Fund seeks income from interest payments and dividends; and seeks capital gains through short-term trading strategies. The Fund invests without restriction as to issuer capitalization, currency or country. The Fund focuses on issuers in the $100 million to $10 billion range and generally limits its emerging market exposure to 20% of portfolio assets. The Fund may also invest in high yield securities (“junk bonds”) when opportunities arise. The Fund seeks to use publicly traded fixed income vehicles such as ETFs rather than take direct exposure to individual bonds. The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies.

Tactical Investment Strategy

The Adviser’s tactical strategy focuses on changing asset allocation on a short-term basis to take advantage of perceived differences in relative values among asset classes. The Adviser begins the investment selection process by identifying macroeconomic events it believes are most likely to cause temporary disruptions to valuations in assets classes. The Adviser relies upon inputs from financial market publications, such as The Wall Street Journal, Financial Times, and Barrons’; company financial reports, such as 10-Ks and 10-Qs; consultation with company officers; analyst reports and market data terminals such as Bloomberg and Reuters. Based on its analysis, the Adviser selects investments it believes are undervalued. It sells securities when it believes they have become fully valued. Additionally, the Adviser may focus on identifying publicly traded closed-end funds trading below their net asset value (“NAV”), which may provide an opportunity for capital appreciation as well as above-average dividend yields.

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The Adviser actively trades the Fund’s investment portfolio, including using what are commonly known as day-trading strategies. The Fund may make aggressive moves into or out of any particular security or sector on a short-term basis and, as a result, the Adviser expects that the Fund will have a portfolio turnover rate in excess of 100% on an annual basis. The Adviser also anticipates that the Fund’s portfolio turnover could significantly exceed 1,000% on an annual basis depending on market conditions. Critical to the success of the Adviser’s tactical investment strategy is execution of Fund trades through a broker-dealer that has the expertise and experience in executing frequent trades in a short-period of time in a manner that constitutes best execution under the circumstances.

Closed-End Fund Sub-Strategy

The Adviser identifies and invests in publicly traded closed-end funds based on its evaluation of a number of factors about a given closed-end fund including liquidity, underlying, historical performance, its management including portfolio management, discount gap between its share price and its NAV, the source of the discount, fees and other expenses, tax considerations, the extent to which it is leveraged and how it compares to mutual funds and ETFs with similar investment objectives. Based on these and other factors, the Adviser when engaging in closed-end fund transactions attempts to exploit pricing inefficiencies through tactical trading, including those that result from market volatility, by establishing entry and exit points. The average time horizon for a given closed-end investment is expected to be less than one year.

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Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund.

Active Trading Risk. Active trading of portfolio securities (commonly known as day-trading strategies) may result in added expenses, a lower return and increased tax liability. Because the Adviser engages in high turnover trading strategies that seek to leverage short term price dislocations through the duration of a trade, the Fund will have high portfolio turnover rates, which at times may be significantly in excess of 1,000% of capital over the course of a year. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

ADR Risk. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Closed-End Fund Risk. Closed-end funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund resulting in duplicative fees and expenses. As such, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the Adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Credit Risk. There is a risk that debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

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Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Equity Securities Risk. The Fund may invest in equity securities including common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.

ETF Risk. When the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

High-Yield Risk. High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities.

Interest Rate Risk. Interest rate risk is the risk that debt prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Debt instruments with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. As a result, for the present, interest rate risk may be heightened.

Management Risk. The Adviser’s tactical strategy may not produce the desired results. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Non-Diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

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Security Market Risk. The value of the Fund may decrease in response to the activities and financial prospects of the securities markets generally, or an individual security in the Fund’s portfolio.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Inflation pressures have been fueled by elevated energy prices. One of the main near-term sources of elevated energy prices is the geopolitical tensions between Russia and Ukraine. These tensions could either escalate into military conflict or could dissipate based on various factors facing Russia and Ukraine. Due to Europe’s reliance on Russian oil and gas, Russia’s bargaining position may decline as the demand for oil and gas declines. This could lead to near term energy price volatility and may contribute to inflation pressures.

China remains a risk factor to both global supply and demand. The 2021 Chinese property market correction appears broader and deeper than China’s prior housing cycles. Weak market sentiment in China, combined with a high volume of property developer bonds maturing in offshore USD denominated markets in the first half of 2022, increase the risk of a lack of liquidity in the Chinese property market. The Chinese property market slowdown and resulting potential weakness in China’s economic growth could have broader repercussions. China currently accounts for around half the annual copper and steel used globally while being expected to comprise more than 20% of global GDP growth between 2021 and 2026. Additionally, the Chinese market remains important to both U.S. and globally listed companies as a growing consumer market and an important part of supply chains. Chinese policy action may help mitigate this risk from the property sector and restore confidence and stability.

It is impossible to predict the effects of these or similar events in the future on the Fund, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of the Fund.

Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Stock Value Risk. Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.

PERFORMANCE INFORMATION

Modern Capital Tactical Income Fund - Class A Shares

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year, and since inception compared with the S&P 500 High Dividend Index and the S&P 500 Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the fund's investment results can be obtained by visiting www.moderncap.com/mutual-funds.

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Performance Bar Chart For Calendar Years Ended December 31, 2024

 The highest and lowest quarterly results during this period were:

Highest Quarter:	12.62%	Quarter ended March 31, 2022
Lowest Quarter:	-4.10%	Quarter ended June 30, 2022

 The Fund’s Class A Shares year-to-date return for the period ended June 30, 2025 was 1.90%.

Average Annual Total Returns

(For the periods ended December 31, 2024)

Modern Capital Tactical Opportunities Fund Class A Shares	One Year	Since Inception(1)
Return before taxes	13.90%	15.82%
Return after taxes on distributions	8.77%	11.41%
Return after taxes on distributions and sale of Fund shares	8.25%	10.42%
S&P 500 High Dividend Index(2)	15.31%	8.23%
S&P 500 Index(3)	25.55%	14.25%
HFRI 500 Macro Multi-Strategy Index(4)	9.71%	7.10%

(1)	The inception date of the Class A Shares is April 5, 2021.

(2)	The S&P 500 High Dividend Index is designed to track the performance of the 80 highest yield dividend equities in the S&P 500. Given that all issuers of securities in the S&P 500 High Dividend Index are part of the S&P 500, all securities contained within the index are large capitalization U.S. equities.

(3)	The S&P 500 Index is designed to track the performance of 500 leading large capitalization U.S. equities. For the fiscal year ended March 31, 2025, the S&P 500 Index was added as a primary benchmark in accordance with recent changes to regulatory disclosure requirements.

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(4)

The HFRI 500 Macro Multi-Strategy Index employs components of both discretionary and systematic macro strategies, but neither exclusively both. Strategies frequently contain proprietary trading influences, and in some cases contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process is predicated on a systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas of focus both inter and intra-asset classes, and typical holding periods are longer than trend following or discretionary strategies. The HFRI 500 Indices are global, equal-weighted indices comprised of the largest hedge funds that report to the HFR Database which are open to new investment and offer quarterly liquidity or better.

For the fiscal year ended March 31, 2024, the Fund’s primary benchmark was changed from the HFRI 500 Macro Multi-Strategy Index to the S&P 500 High Dividend Index. The Fund elected to use the S&P 500 High Dividend Index as it more closely represents the Fund’s investment strategies.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Modern Capital Tactical Income Fund - Class ADV Shares

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide some indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1 year and since inception compared with the S&P 500 High Dividend Index and the S&P 500 Index. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the fund's investment results can be obtained by visiting https://www.moderncap.com/AM/mutual-funds

Performance Bar Chart For Calendar Years Ended December 31, 2024

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The highest and lowest quarterly results during this period were:

Highest Quarter:	12.63%	Quarter ended March 31, 2022
Lowest Quarter:	-4.11%	Quarter ended June 30, 2022

 The Fund’s Class ADV Shares year-to-date return for the period ended June 30, 2025, was 1.91%.

Average Annual Total Returns

(For the periods ended December 31, 2024)

Modern Capital Tactical Opportunities Fund Class ADV Shares	One Year	Since Inception(1)
Return before taxes	13.89%	13.69%
Return after taxes on distributions	8.02%	8.48%
Return after taxes on distributions and sale of Fund shares	8.24%	8.30%
S&P 500 High Dividend Index(2)	15.31%	7.37%
S&P 500 Index(3)	25.55%	13.31%
HFRI 500 Macro Multi-Strategy Index(2)	9.71%	7.67%

(1)	The inception date of the Class ADV Shares is June 23, 2021.

(2)	The S&P 500 High Dividend Index is designed to track the performance of the 80 highest yield dividend equities in the S&P 500. Given that all issuers of securities in the S&P 500 High Dividend Index are part of the S&P 500, all securities contained within the index are large capitalization U.S. equities.

(3)	The S&P 500 Index is designed to track the performance of 500 leading large capitalization U.S. equities. For the fiscal year ended March 31, 2025, the S&P 500 Index was added as a primary benchmark in accordance with recent changes to regulatory disclosure requirements.

(4)	The HFRI 500 Macro Multi-Strategy Index employs components of both discretionary and systematic macro strategies, but neither exclusively both. Strategies frequently contain proprietary trading influences, and in some cases contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process is predicated on a systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas of focus both inter and intra-asset classes, and typical holding periods are longer than trend following or discretionary strategies. The HFRI 500 Indices are global, equal-weighted indices comprised of the largest hedge funds that report to the HFR Database which are open to new investment and offer quarterly liquidity or better.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 800-711-9164. Interim information on the Fund’s results can be obtained by visiting www.moderncap.com

MANAGEMENT OF THE FUND

Investment Adviser: Modern Capital Management Co. is the Fund’s investment adviser.

Portfolio Manager: Richard de Wet, investment adviser representative of the Adviser, serves as the Portfolio Manager. Mr. de Wet has served as the portfolio manager of the Fund since March 2026.

PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment in the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. For Class ADV shares, the minimum initial investment is $10,000. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through an individual retirement account or a tax-exempt plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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